UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2020

Commission File Number 001-34584

HARBOR DIVERSIFIED, INC.

(Exact name of registrant as specified in its charter)

Delaware	13-3697002
(State of incorporation)	(I.R.S. Employer Identification No.)

W6390 Challenger Drive, Suite 203 Appleton, WI	54914-9120
(Address of principal executive offices)	(Zip Code)

(920) 749-4188

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 10, 2020, Harbor Diversified, Inc. (the “Company”) held a virtual Annual Meeting of Stockholders (the “Annual Meeting”).

On July 2, 2020, the record date for the Annual Meeting, there were 54,863,305 shares of the Company’s common stock (the “Common Stock”) outstanding and 4,000,000 shares of the Company’s Series C Convertible Redeemable Preferred Stock (the “Series C Shares”) outstanding. The Series C Shares are convertible into 16,500,000 shares of the Common Stock, and are generally authorized to vote with the Common Stock on an as-converted basis. At the Annual Meeting, 31,034,294 shares of the Common Stock and 4,000,000 shares of the Series C Shares were present virtually or represented by proxy.

The following table sets forth the final results of the voting for the proposal voted upon at the Annual Meeting:

Election of Directors: The election of three directors to serve until their respective successors are elected and qualified, or until their respective earlier deaths, resignations or removals. The Company’s stockholders elected the directors by the following votes:

Name of Director	For	Withhold	Broker Non-Votes
Richard A. Bartlett	38,205,231	9,329,063	—
Nolan Bederman	38,374,046	9,160,248	—
Kevin J. Degen	38,379,346	9,154,948	—

Notwithstanding that the Company is currently required to file certain reports and information with the Securities and Exchange Commission pursuant to Section 15(d) of the Exchange Act, the Company does not have a class of securities registered pursuant to Section 12 of the Exchange Act. As a result, the Company is not required to comply with, and does not intend to follow, certain disclosure requirements typically applicable to public reporting companies, including the requirement to file proxy statements, information statements, tender offer disclosures, and beneficial ownership filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBOR DIVERSIFIED, INC.

Date: August 12, 2020	/s/ Christine R. Deister
Christine R. Deister
Chief Executive Officer and Secretary